Exhibit 23.1
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into CFM Technologies, Inc.'s previously filed Form S-8 Registration Statement File No. 333-19749.





Philadelphia, Pa.,
January 20, 2000